UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2014

Date of Report (Date of earliest event reported)

POLY SHIELD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 S Andrews Ave, Suite 201 Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

Former Address:

 428 Plaza Real, Suite 419

Boca Raton, FL 33432

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 16, 2014, James Pakulis resigned as the President and a director of Poly Shield Technologies Inc. (the “Company”). Mr. Pakulis’s resignation was not due to, and was not caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise.

On April 16, 2014, the board of directors of the Company unanimously appointed Rasmus Norling its President. Mr. Norling continues to hold positions of the Chief Technical Officer, Chairman and director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: April 22, 2014	By: /s/ Brad Eckenweiler

Name: Brad Eckenweiler
Title: Chief Executive Officer

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